SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

FLEETBOSTON FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Rhode Island (State or other jurisdiction of incorporation)	1-6366 (Commission File Number)	05-0341324 (IRS Employer Identification No.)

100 Federal Street, Boston, Massachusetts (Address of principal executive offices)	02110 (Zip Code)

Registrant’s telephone number, including area code: (617) 434-2200

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
Ex-99.(a) Sect.906 Certification, Charles Gifford
Ex-99.(b) Sect.906 Certification, Eugene McQuade
Ex-99.(c) Sworn statement, Charles Gifford
Ex-99.(d) Sworn statement, Eugene McQuade

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

99(a)	Certification of Charles K. Gifford, President and Chief Executive Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

99(b)	Certification of Eugene M. McQuade, Vice Chairman and Chief Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

99(c)	Sworn written statement of Charles K. Gifford, President and Chief Executive Officer, pursuant to Securities and Exchange Commission Order No. 4-460.

99(d)	Sworn written statement of Eugene M. McQuade, Vice Chairman and Chief Financial Officer, pursuant to Securities and Exchange Commission Order No. 4-460.

Item 9. Regulation FD Disclosure.

On August 14, 2002, FleetBoston Financial Corporation (the “Corporation”) filed with the Securities and Exchange Commission (the “Commission”) its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the “Form 10-Q”), accompanied by the certifications of Charles K. Gifford, President and Chief Executive Officer, and Eugene M. McQuade, Vice Chairman and Chief Financial Officer, required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350). Copies of these certifications are attached hereto as Exhibits 99(a) and 99(b).

On August 14, 2002, following the filing of the Form 10-Q, Messrs. Gifford and McQuade submitted to the Commission their sworn written statements pursuant to the Commission’s June 27 Order Requiring the Filing of Sworn Written Statements Pursuant to Section
21(a) of the Securities Exchange Act of 1934 (File No. 4-460). Copies of these statements are attached hereto as Exhibits 99(c) and
99(d).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETBOSTON FINANCIAL CORPORATION

Dated: August 14, 2002	By /s/ GARY A. SPIESS Gary A. Spiess Executive Vice President, General Counsel and Secretary